                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 19, 2003

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                                  1-31447                              74-0694415
(State or other jurisdiction              (Commission File Number)                     (IRS Employer
      of incorporation)                                                             Identification No.)

             1111 LOUISIANA
             HOUSTON, TEXAS                                            77002
(Address of principal executive offices)                            (Zip Code)


       Registrants' telephone number, including area code: (713) 207-1111

                         ------------------------------

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ITEM 5. OTHER EVENTS.

         On May 19, 2003, CenterPoint Energy, Inc. closed the private offering of $575,000,000 aggregate principal amount of its convertible senior notes due 2023 (the "Convertible Senior Notes").

         For a description of the Convertible Senior Notes, please refer to the Indenture dated as of May 19, 2003 between CenterPoint Energy and JPMorgan Chase Bank, as trustee (the "Indenture"), and to Supplemental Indenture No. 1 dated as of May 19, 2003 to the Indenture, between CenterPoint Energy and JPMorgan Chase Bank, as trustee. The Indenture and Supplemental Indenture No. 1 are attached to this report as Exhibits 4.1 and 4.2, respectively.

         On May 21, 2003, CenterPoint Energy announced that it priced $400 million aggregate principal amount of its senior notes (the "Senior Notes") in a private placement with institutions pursuant to Rule 144A under the Securities Act of 1933, as amended. A copy of that press release is attached as Exhibit
99.1. The private offering of the Senior Notes closed on May 27, 2003.

         For a description of the Senior Notes, please refer to the Indenture and to Supplemental Indenture No. 2 dated as of May 27, 2003 to the Indenture, between CenterPoint Energy and JPMorgan Chase Bank, as trustee. Supplemental Indenture No. 2 is attached to this report as Exhibit 4.3.

         Neither the Convertible Senior Notes nor the Senior Notes have been registered under the Securities Act of 1933, as amended, and neither the Convertible Senior Notes nor the Senior Notes may be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This report does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         The following exhibits are filed herewith:

         4.1 Indenture dated as of May 19, 2003 between CenterPoint Energy and JPMorgan Chase Bank, as trustee ("Indenture")

         4.2 Supplemental Indenture No. 1 dated as of May 19, 2003 to Indenture, between CenterPoint Energy and JPMorgan Chase Bank, as trustee

         4.3 Supplemental Indenture No. 2 dated as of May 27, 2003 to Indenture, between CenterPoint Energy and JPMorgan Chase Bank, as trustee

         99.1 Press Release issued May 21, 2003 regarding pricing of private placement of senior notes

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CENTERPOINT ENERGY, INC.



Date: June 3, 2003                            By:     /s/ James S. Brian
                                                 -------------------------------
                                                       James S. Brian
                                                       Senior Vice President and
                                                       Chief Accounting Officer

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                                  EXHIBIT INDEX


         Exhibit
         Number   Exhibit Description
         -------  -------------------

         4.1 Indenture dated as of May 19, 2003 between CenterPoint Energy and JPMorgan Chase Bank, as trustee ("Indenture")

         4.2 Supplemental Indenture No. 1 dated as of May 19, 2003 to Indenture, between CenterPoint Energy and JPMorgan Chase Bank, as trustee

         4.3 Supplemental Indenture No. 2 dated as of May 27, 2003 to Indenture, between CenterPoint Energy and JPMorgan Chase Bank, as trustee

         99.1 Press Release issued May 21, 2003 regarding pricing of private placement of senior notes